UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 28, 2012

Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398

333-85496	EXELON GENERATION COMPANY, LLC	23-3064219
(a Pennsylvania limited liability company) 300 Exelon Way Kennett Square, Pennsylvania 19348-2473 (610) 765-5959

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

On June 28, 2012, Exelon Generation Company, LLC (Generation) issued an additional $248,237,000 in aggregate principal amount of its 4.25% Senior Notes due 2022 (New 2022 Notes) and an additional $286,830,000 in aggregate principal amount of its 5.60% Senior Notes due 2042 (New 2042 Notes, and together with the New 2022 Notes, the New Notes) in connection with the early settlement of its private exchange offers to certain eligible holders to exchange any and all of the outstanding 7.60% Senior Notes due 2032 (CUSIP No. 210371 AF7) (Old Notes) of its parent Exelon Corporation (Exelon) (which were assumed by Exelon from Constellation Energy Group, Inc.) for New 2022 Notes and New 2042 Notes (Exchange Offer).

The New Notes were offered in the United States to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act. The New Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This report does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. See Item 2.03 below for a description of the New Notes.

Section 2 – Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On June 28, 2012, Generation issued $248,237,000 of its New 2022 Notes and $286,830,000 of its New 2042 Notes in connection with the early settlement of the Exchange Offer. The New Notes were issued under an indenture, dated as of September 28, 2007 (Indenture), between Generation and U.S. Bank National Association, as trustee.

The New 2022 Notes form a single series under the Indenture with the $275,000,000 in aggregate principal amount of 4.25% Senior Notes due 2022 (Original 2022 Notes) issued and sold by Generation on June 18, 2012 and have the same terms as to status, redemption or otherwise as the Original 2022 Notes. The New 2042 Notes form a single series under the Indenture with the $500,000,000 in aggregate principal amount of 5.60% Senior Notes due 2042 (Original 2042 Notes) issued and sold by Generation on June 18, 2012 and have the same terms as to status, redemption or otherwise as the Original 2042 Notes.

* * * * *

This combined Form 8-K is being filed separately by Exelon and Generation (Registrants). Information contained herein relating to any individual Registrant has been filed by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2011 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) Constellation Energy Group’s 2011 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 12; (3) the Registrants’ First Quarter 2012 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors, (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 15; and (4) other factors discussed in filings with the Securities and Exchange Commission by the Registrant. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. The Registrants do not undertake any obligation to publicly release any revision to their forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Jonathan W. Thayer
Jonathan W. Thayer
Executive Vice President and Chief Financial Officer
Exelon Corporation

EXELON GENERATION COMPANY, LLC

/s/ Andrew L. Good
Andrew L. Good
Senior Vice President and Chief Financial Officer
Exelon Generation Company, LLC

June 28, 2012